September 30, 2024

CANTERBURY PORTFOLIO THERMOSTAT FUND

Institutional Shares – CAPTX

Investor Shares – CAPPX

A Series of Capitol Series Trust

Supplement to the Prospectus and Statement of Additional Information (“SAI”), Each Dated August 28, 2024

Canterbury Investment Management, LLC, (the “Adviser” or “Canterbury”), adviser of the Canterbury Portfolio Thermostat Fund (the “Fund”), has agreed to contractually waive its management fee of 0.90% so that the management fee for all share classes of the Fund is 0.50% to be effective October 1, 2024 and expiring on September 30, 2025. Accordingly, the Fund’s Fees and Expenses Table and Expense Example on page 1 of the Prospectus is revised as set forth below.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy, hold and sell shares of the Fund which are not reflected below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares(3)
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.90%	0.90%
Distribution and/or Service Fee (12b-1) Fees	None	0.25%
Other Expenses	1.06%	1.06%
Acquired Fund Fees and Expenses(2)	0.41%	0.41%
Total Annual Operating Expenses	2.37%	2.62%
Management Fee Waiver(1)	(0.40)%	(0.40)%
Total Annual Operating Expenses After Management Fee Waiver	1.97%	2.22%

(1)	Canterbury Investment Management, LLC, (the “Adviser”) has agreed to contractually waive its management fee of 0.90% for all share classes of the Fund so that the management fee for all share classes of the Fund is 0.50% effective October 1, 2024 and expiring September 30, 2025.

(2)	The term “Acquired Fund Fees and Expenses” refers to other investment companies in which the Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and money market funds that have their own operating expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Fund’s financial highlights table.

(3)	The Fund’s Investor Shares have been approved by the Trust’s Board of Trustees but are not yet available for purchase and are not being offered at this time. The Fund’s Investor Shares will be registered and offered for sale at a later date.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$200	$701	$1,229	$2,676
Investor Shares	$225	$777	$1,355	$2,924

The third paragraph in the sub-section titled “The Adviser” in the section titled “Additional Information About Management of the Fund” on page 43 of the Fund’s prospectus is deleted and replaced with the following:

For its advisory services, the Adviser is entitled to receive an annual fee of 0.90% of the Fund’s average daily net assets. Effective October 1, 2024, the Adviser has agreed to contractually waive its management fee of 0.90% for all share classes of the Fund so that the management fee for all share classes of the Fund is 0.50% through September 30, 2025. During the fiscal period ended April 30, 2024, the Fund paid the Adviser a management fee equal to 0.90% of the Fund’s average daily net assets.

The first paragraph in the sub-section titled “B. Investment Advisory Agreement” in the section titled “Investment Management” on page 42 of the Fund’s SAI is deleted and replaced with the following:

B.	Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement with the Trust, the Adviser is primarily responsible for managing the Fund’s investments and providing a continuous investment program for the Fund, subject to the supervision of the Board. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of average daily net assets of the Fund. Effective October 1, 2024, the Adviser has agreed to contractually waive its management fee of 0.90% for all share classes of the Fund so that the management fee for all share classes of the Fund is 0.50% through September 30, 2025. The fee, if not waived, is assessed to each Fund class based on average daily net assets for the prior month.

Further Information

For further information, please contact the Fund toll-free at 1-844-838-2121. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above, or by visiting the Fund’s website at https://www.canterburygroup.com/mutualfund.

Investors Should Retain this Supplement for Future Reference.